Exhibit 99.3

PROMISSORY NOTE

Principal $300,000.00	Loan Date 11-22-2011	Maturity 11-22-2012	Loan No.	Call / Coll	Account	Officer	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	UNITED ESYSTEMS, INC. 2150 N. Highway 190 Covington, LA 70433	Lender:	Home Bank N.O. COMMERCIAL 3798 VETERANS METAIRIE, LA

Principal Amount: $300,000.00	Date of Note: November 22, 2011

PROMISE TO PAY.  UNITED ESYSTEMS, INC. (Borrower”) promises to pay to the order of Home Bank (“Lender”), in lawful money of the United States of America the sum of Three Hundred Thousand & 00/100 Dollars (U.S. $300,000.00), together with simple interest at the rate or rates provided herein in the “PAYMENT” paragraph, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on November 22, 2011,  and continuing until this Note is paid in full.

PAYMENT.  Borrower will pay this loan in full immediately upon Lender’s demand.  If no demand is made, subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule, which calculates interest on the unpaid principal balances as described in the “INTEREST CALCULATION METHOD” paragraph using the interest rates described in this paragraph:  11 monthly consecutive interest payments, beginning December 22, 2011, with interest calculated on the unpaid principal balances using an interest rate based on the New York Prime as quoted in The Wall Street Journal (currently 3.250%), plus a margin of 2.000 percentage points, adjusted if necessary for the minimum and maximum rate limitations for this loan, resulting in an initial interest rate of 5.500% per annum based on a year of 360 days; 11 monthly consecutive principal payments of $3,000.00 each, beginning December 22, 2011, during which interest continues to accrue on the unpaid principal balances using an interest rate based on the New York Prime as quoted in The Wall Street Journal (currently 3.250%), plus a margin of 2.000 percentage points, adjusted if necessary for the  minimum and maximum rate limitations for this loan, resulting in an initial interest rate of 5.500% per annum based on a year of 360 days; and one principal and interest payment of $268,264.54 on November 22, 2012, with interest calculated on the unpaid principal balances using an interest rate based on the New York Prime as quoted in The Wall Street Journal (currently 3.250%), plus a margin of 2.000 percentage points, adjusted if necessary for the minimum and maximum rate limitations for this loan, resulting in an initial interest rate of 5.500% per annum based on a year of 360 days.  The estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note.  Notwithstanding the foregoing, the rate of Interest accrual described for the principal only payment stream applies only to the extent that no other interest rate for any other payment stream applies.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges.  Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the New York Prime as quoted in The Wall Street Journal (the “Index”).  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying  Borrower.  Lender will tell Borrower the current Index rate upon Borrower’s request.  The interest rate change will not occur more often than each day.  Borrower understands that Lender may make loans based on other rates as well.  The Index currently is 3.250% per annum.  The interest rate or rates to be applied to the unpaid principal balance during this Note will be the rate or rates set forth herein in the “Payment” section.  Notwithstanding any other provision of this Note, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream.  Under no circumstances will the interest rate on this Note be less than 5.500% per annum or more than the maximum rate allowed by applicable law.  Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following:  (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by its original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

INTEREST CALCULATION METHOD.  Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.  This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT.  Other than Borrower’s obligation to pay any prepayment penalty, Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment.  If Borrower prepays this Note in full, or if Lender accelerates payment, Borrower understands that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule.  Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments.  Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Home Bank, N.O. COMMERCIAL, 3798 VETERANS, METAIRIE, LA.

LATE CHARGE.  If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater with a maximum of $2,500.00.  Late charges will not be assessed following declaration of default and acceleration of the maturity of this Note.

INTEREST AFTER DEFAULT.  If Lender declares this Note to be in default, Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full, as follows: (A) If the original principal amount of this Note is $250,000 or less, the fixed default interest rate shall be equal to eighteen (18%) percent per annum based on a year of 360 days, or three (3%) percent per annum in excess of the interest rate under this Note, whichever is greater.  (B) if the original principal amount of this Note is more than $250,000, the fixed default interest rate shall be equal to twenty-one (21%) percent per annum based on a year of 360 days, or three (3%) percent per annum

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in excess of the interest rate under this Note at the time of default, whichever is greater.

DEFAULT.  Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default.  Borrower fails to make any payment when due under this Note.

Default Under Security Agreements.  Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and condition or, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

Other Defaults in Favor of Lender.  Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of lender.

Default in Favor of Third Parties.  Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

Insolvency.  Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor of this Note occur or exist.

Death of Interdiction.  Should any guarantor of this Note die or be interdicted.

Readjustment of Indebtedness.  Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

Assignment for Benefit of Creditors.  Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership.  Should a receiver of all or any part of Borrower’s property, or the property of any guarantor, be applied for or appointed.

Dissolution Proceedings.  Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Material Adverse Change.  Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.

Insecurity.  Lender in good faith believes itself insecure with regard to repayment of this Note.

LENDER’S RIGHTS UPON DEFAULT.  Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at Lender’s sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys’ fees, costs, expenses and other fees and charges as provided herein.  Lender shall have the further right, again at Lender’s sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.

ATTORNEYS’ FEES; EXPENSES.  If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the loan.

GOVERNING LAW.  This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the State of Louisiana.

RETURNED ITEM CHARGE.  In the event that Borrower makes any payment under this Note by check or electronic payment and Borrower’s check or electronic payment is returned to Lender unpaid for any reason, Borrower agrees to pay Lender a returned item charge in an amount of $15.00.

DEPOSIT ACCOUNTS.  As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may now and in the future owe to Lender or incur in Lender’s favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits).  Borrower further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys’ fees.

COLLATERAL.  This Note is secured by UCC Collateral.  Collateral securing other loans with Lender may also secure this Note as the result of cross-collateralization.

FINANCIAL STATEMENTS.  Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

WAIVERS.  Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a “solidary” or “joint and several” basis.  Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender.  Borrower and each guarantor additionally agree that Lender’s acceptance of payment other than in accordance with the terms of this Note, or Lender’s subsequent agreement to extend or modify such repayment terms, or Lender’s failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof.  In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender’s rights and remedies.  Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any

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other rights and remedies; it being Borrower’s intent and agreement that Lender’s rights and remedies shall be cumulative in nature.  Borrower and each guarantor further agree that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender’s specifically agrees to any such waiver or forbearance in writing.  A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default.  Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender’s for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge.  Borrower recognizes that Borrower’s failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender’s loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages.  Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

SUCCESSORS AND ASSIGNS LIABLE.  Borrower’s and each guarantor’s obligations and agreements under this Note shall be binding upon Borrower’s and each guarantor’s respective successors, heirs, legatees, devisees, administrators, executors and assigns.  The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender’s successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS.  Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.

SEVERABILITY.  If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of the Note shall be interpreted as if the deleted provision never existed.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower’s successors, heirs, legatees, devisees, administrators, executors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.  Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency.  Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address:  Home Bank PO BOX 81459 Lafayette, LA 70598-1459.

APPLICABLE LENDING LAW.  To the extent not preempted by federal law, this business or commercial loan is being made under the terms and provisions of La. R.S. 9:3509, et seq.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE ROVISIONS.

BORROWER:

UNITED ESYSTEMS, INC.

By: /s/ WALTER REID GREEN, JR.
WALTER REID GREEN, JR., President of
UNITED ESYSTEMS, INC.

COMMERCIAL SECURITY AGREEMENT

Principal $300,000.00	Loan Date 11-22-2011	Maturity 11-22-2012	Loan No.	Call / Coll	Account	Officer	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	UNITED ESYSTEMS, INC. 2150 N. Highway 190 Covington, LA 70433	Lender:	Home Bank N.O. COMMERCIAL 3798 VETERANS METAIRIE, LA

THIS COMMERCIAL SECURITY AGREEMENT dated November 22, 2011, is made and executed between UNITED ESYSTEMS, INC. (“Grantor”) and Home Bank (“Lender”).

GRANT OF SECURITY INTEREST.  For valuable consideration, Grantor grants to Lender a continuing security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRPITION.  The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

1ST SECURITY INTEREST IN ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT, FURNITURE, FIXTURES, AND INTANGIBLES

The word “Collateral” also includes any and all present or future parts, accessories, attachments, additions, accessions, substitutions and replacements to and for the collateral.  The word “Collateral” further includes any and all of Grantor’s present and future rights to any proceeds derived or to be derived from the sale, lease, damage, destruction, insurance loss, expropriation and other disposition of the collateral, including without limitation, any and all of Grantor’s rights to enforce collection and payment of such proceeds.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law.

DURATION OF AGREEMENT.  This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest.  Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral.  Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.

Notices to Lender.  Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender.  No change in Grantor’s name or state of organization will take effect until after Lender has received notice.

No Violation.  The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral.  To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.  There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral.  Except in the ordinary course of Grantor’s business, Grantor agrees to keep the Collateral at Grantor’s address shown above or at such other locations as are acceptable to Lender.  Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral.  Except in the ordinary course of Grantor’s business, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent.  Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral.  Except for inventory sold or accounts collected in the ordinary course of Grantor’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.  Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any Encumbrance or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender.  This includes security interests even if junior in right to the security interests granted under this Agreement.  Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition.  Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title, Authority, Binding Effect.  Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all Encumbrances except for Lender’s security interest.  No financing statement covering any of the Collateral is on file in

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any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented.  Grantor further represents and warrants that Grantor has requisite authority to enter into this Agreement in favor of Lender and to grant Lender the security interest in the Collateral as provided herein.  Grantor additionally represents and warrants that this Agreement is binding upon Grantor as well as Grantor’s heirs, successors, transferees and assigns, and is legally enforceable in accordance with its terms.

Repairs and Maintenance.  Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order repair and condition at all times while this Agreement remains in effect.  Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral.  Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes.  Grantor shall promptly pay or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges of every type and description, that may from time to time be imposed, assessed and levied against the Collateral or against Grantor.  Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner.  Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements.  Grantor shall comply promptly with, and shall cause others to comply with, all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity.  Grantor may contest in good faith and such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.  Grantor shall not use the Collateral, and shall not permit others to use the Collateral, for any purpose other than those previously agreed to by Lender in writing; but in no event shall any of the Collateral be used in any manner that would damage, depreciate or diminish its value or that may result in cancellation or termination of insurance coverage.  Grantor additionally agrees not to do or suffer to be done anything that may increase the risk of fire or other hazards to the Collateral.

Hazardous Substances.  Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance.  The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Collateral for Hazardous Substances.  Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement.  This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Required insurance.  So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included within the term “extended coverage,” and by such other hazards (including flood insurance where applicable) as may be required by Lender.  Such insurance shall be in an amount not less than the full replacement value of the Collateral, or such other amount or amounts as Lender may require or approve in writing.  Grantor shall further provide and maintain, at its sole cost and expense, comprehensive public liability insurance, naming both Grantor and Lender as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation and condition of the Collateral, and further containing a broad form contractual liability endorsement covering Grantor’s obligations to indemnify Lender as provided hereunder.

Insurance Proceeds.  Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral.  In the event that Grantor should receive any such insurance proceeds, Grantor agrees to immediately turn over and to pay such proceeds directly to Lender.  All insurance proceeds may be applied, at its sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys’ fees necessarily paid or fees necessarily paid or incurred by Lender in this connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Collateral; or (2) reducing the then outstanding balance of Grantor’s Indebtedness.

Insurance Reports.  Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy.  In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Prior Encumbrances.  To the extent applicable, Grantor shall fully and timely perform any and all of the Grantor’s obligations under any prior Encumbrances affecting the Collateral.  Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances.  Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance.  Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender’s security interest.  Grantor additionally agrees to obtain, upon Lender’s request, and in form and substance as may then be satisfactory to Lender, appropriate waivers and subordinations of any lessor’s liens or privileges, vendor’s liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

Future Encumbrances.  Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender.  Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, and any other Encumbrances that may affect the Collateral at any time.

Notice of Encumbrances.  Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance.  Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that

COMMERCIAL SECURITY AGREEMENT
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with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor’s obligations that may be secured by and presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

Books and Records.  Grantor will keep proper books and records with regard to Grantor’s business activities and the Collateral in which a security interest is granted hereunder, in accordance with GAAP, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or Lender’s designated agents.  Lender shall also have the right to inspect Grantor’s books and records, and to discuss Grantor’s affairs and finances with Grantor’s officers and representatives, at such reasonable times as Lender may designate.

Financing Statements.  Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest.  At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property.  Grantor will pay all filing fees, continuation fees, termination fees, title transfer fees, and other fees and costs involved.  Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default.  Lender may file a carbon, photographic, facsimile or other reproduction copy of this Agreement as a UCC financing statement.  Lender may also file a carbon, photographic, facsimile or other reproduction copy of Grantor’s UCC financing statement.  If Grantor changes Grantor’s name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR’S RIGHT TO POSSESSION.  Until default, Grantor may have possession and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral.  If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care.  Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

LENDER’S EXPENDITURES.  Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender’s exercise of rights under this Agreement.  If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral, including without limitation, the purchase of insurance protecting only Lender’s interest in the Collateral.  Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor’s part as may be required under this Agreement.  Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor’s behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender’s election not to take such actions or to incur such additional expenses.  In addition, Lender’s election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of the repayment by Grantor.  All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.  The Agreement also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

EVENTS OF DEFAULT.  The following actions or inactions or both shall constitute Events of Default under this Agreement:

Default Under the Note.  Should Grantor default in the payment of principal or interest under the Note or any of the indebtedness.

Default Under this Agreement.  Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

Default Under other Agreements.  Should any default occur or exist under any Related Document which directly or indirectly secures repayment of any of the indebtedness.

Other Defaults in Favor of Lender.  Grantor or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

Death.  Grantor, or any guarantor of the indebtedness, dies.

Insolvency.  Should the suspension, failure or insolvency, however evidenced, of Grantor or any Guarantor occur or exist.

Readjustment of Indebtedness.  Should  proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Grantor or any Guarantor.

Assignment for Benefit of Creditors.  Should Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership.  Should a receiver of all or any part of Grantor’s property, or the property of any Guarantor, be applied for or appointed.

Dissolution Proceedings.  Proceedings for the dissolution or appointment of a liquidator of Grantor or any guarantor are commenced.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf, the Note, is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insecurity.  Lender in good faith believes itself insecure with regard to repayment of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under applicable law, and more specifically under the Louisiana Commercial Laws (La. R.S. 10: 9-101 et seq.).  In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

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Accelerate Indebtedness.  Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.  Lender, at its sole option may accelerate the maturity and declare and demand immediate payment in full of any and all indebtedness secured hereby in principal, interest, costs, expenses, attorneys’ fees and other fees and charges.

Seizure and Sale of Collateral in Louisiana.  In the event that Lender elects to commence appropriate Louisiana foreclosure proceedings under this Agreement, Lender may cause the Collateral, or any part or parts thereof, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executor process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Grantor or placing Grantor in default, all of which are expressly waived.

Executory Process.  For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted to Lender, up to the full amount of the Indebtedness in principal, interest, costs, expenses, reasonable attorneys’ fees and other fees and charges.  Grantor further confesses judgment and acknowledges to be indebted unto and in favor of Lender in the amount of all additional advances that Lender may make on Grantor’s behalf pursuant to this Agreement, together with interest thereon, up to a maximum of two (2) times the face amount of the aforesaid Note.  To the extent permitted under applicable Louisiana law, Grantor additionally waives the following: (1) the benefit of appraisal as provided in Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (2) the demand and three (3) days’ delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (3) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (4) the three (3) days’ delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (5) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

Keeper.  Should any or all of the Collateral be seized as an incident to an action for the recognition or enforcement of this Agreement, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Grantor hereby agrees that the court issuing any such order shall, if requested by Lender, appoint Lender, or any agent designated by Lender or any person or entity named by Lender at the time such seizure is requested, or any time thereafter, as Keeper of the Collateral as provided under La. R.S. 9:5136, et seq.  Such a Keeper shall be entitled to reasonable compensation.  Grantor agrees to pay the reasonable fees of such Keeper, which compensation to the Keeper shall also be secured by this Agreement in the form of an Additional Advance as provided in this Agreement.

Declaration of Fact.  Should it become necessary for Lender to foreclose under this Agreement, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-629, as applicable

Deliver Collateral.  This provision applies, to the extent applicable, if and when the Collateral for any reason is located outside the State of Louisiana following the occurrence of any Event of Default, or should there be a subsequent change in Louisiana law permitting such remedies.  Lender may require Grantor to deliver to Lender all or a portion of the Collateral and any and all certificates of title and other documents relating to the Collateral.  Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender.  Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral.  If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Public or Private Sale of Collateral.  To the extent that any of the Collateral is then in Lender’s possession, Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Grantor.  Lender may sell the Collateral at public auction or private sale.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made.  The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the tie of the sale or disposition.  All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.  Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of collateral by commercial banks in LA, Louisiana.

Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Leases and Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the indebtedness by a substantial amount.  Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts.  Lender shall have the right, at Lender sole option and election, at any time whether or not one or more Events of Default then exist under this Agreement, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from the Collateral, as such amounts become due and payable.  In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all of Grantor’s records, ledger sheets, and other documentation, in the form requested by Lender, with regard to the Collateral and any and all proceeds and/or payments applicable thereto.

Lender shall have the further right, whether or not an Event of Default then exists under this Agreement, where appropriate and within Lender’s sole discretion, to file suit, either in Lender’s own name or in the name of Grantor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under this Agreement, and if as a result of such it is necessary for Lender to attempt to collect any such proceeds and/or payments from the obligors therefor, Lender may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thererunder or evidenced thereby, or surrender, release or exchange all or any part of said obligation or Indebtedness, without affecting the liability of Grantor under this Agreement or under the indebtedness.  To that end, Grantor hereby irrevocably constitutes and appoints Lender as Grantor’s attoney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Grantor or Lender.

Additional Expenses.  In the event that it should become necessary for Lender to conduct a search for any of the Collateral in connection with any foreclosure action, or should it be necessary to remove the Collateral, or any part or parts thereof, from the premises in which or on which the Collateral is then located, and/or to store and/or refurbish such Collateral, Grantor agrees to reimburse Lender for the cost of conducting such a search and/or removing and/or storing and/or refurbishing such Collateral, which additional expense shall also be secured by the lien of this Agreement.

Specific Performance.  Lender may, in addition to or in lieu of the foregoing remedies, in Lender’s sole discretion, commence an appropriate

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action against Grantor seeking specific performance of any covenant contained in this Agreement or in aid of the execution or enforcement of any power in this Agreement granted.

Obtain Deficiency.  Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement and any Related Document.

Other Rights and Remedies.  In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies.  Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.  Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

PROTECTION OF LENDER’S SECURITY RIGHTS.  Grantor will be fully responsible for any losses that Lender may suffer as a result of anyone other than Lender asserting any rights or interest in or to the Collateral.  Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender’s security interests in any of the Collateral subject to this Agreement and any of the rights and powers granted Lender hereunder.  In the event that Grantor fails to do what is required of it under this Agreement, or if any action or proceeding is commenced naming Lender as a party or affecting Lender’s security interests or the rights and powers granted under this Agreement, then Lender may, without releasing Grantor from any of its obligations under this Agreement, does whatever Lender believes to be necessary and proper within its sole discretion to protect the security of this Agreement, including without limitation making additional advances on Grantor’s behalf as provided herein.

INDEMNIFICATION OF LENDER.  Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation Lender’s reasonable attorneys’ fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender arising out of or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender hereunder.  The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder.

EXECUTION OF ADDITIONAL DOCUMENTS.  Grantor agrees to execute all additional documents, instruments and agreements that Lender may deem to be necessary and proper, within its sole discretion, in form and substance satisfactory to Lender, to keep this Agreement in effect, to better reflect the true intent of this Agreement, and to consummate fully all of the transactions contemplated hereby and by any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Grantor and delivered to Lender.

INSPECTION OF COLLATERAL.  Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

AUDITS.  Lender and its agents may also periodically conduct audits of the Collateral and may further inspect and audit Grantor’s books and records that in any way pertain to the Collateral and any part or parts thereof.

APPLICATION OF PAYMENTS.  Grantor agrees that all payments and other sums and amounts received by Lender under the Indebtedness or under this Agreement, including, but not limited to, the net proceeds of any judicial or other sale, of any charter, management or other use of the Collateral by Lender, of any claim for damages to the Collateral and of any insurance proceeds received by Lender (except to the extent that such insurance proceeds are to be paid to Grantor pursuant to any other provisions of this Agreement) shall be held and applied by Lender from time to time in accordance with the terms of the Note.

TAXATION.  In the event that there should be any change in law with regard to taxation of security agreements or the debts they secure, Grantor agrees to pay any taxes, assessments or charges that may be imposed upon Lender as a result of this Agreement.

EFFECT OF WAIVERS.  Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement.  Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors, on a “solidary” or “joint and several” basis.  Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall  not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of this Indebtedness, who shall remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

Grantor additional agrees that Lender’s acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender’s subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing any party or parties from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Indebtedness.  In addition, no course of dealing between Lender and Grantor, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Lender and Grantor, shall have the effect of waiving any of Lender’s rights and remedies.  Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender’s rights and remedies.  Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender’s other rights and remedies, it being Grantor’s intent and agreements that Lender’s rights and remedies shall be cumulative in nature.  Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing.  A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default.  None of the warranties, conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act of knowledge of Lender, its agents, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer or Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Attorneys’ Fees; Expenses.   Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the indebtedness and Lender’s legal expenses,

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incurred in connection with the enforcement of this Agreement.  Lender may  hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender’s reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the Indebtedness and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees in an amount not exceeding 25.000% of the principal balance due on the Indebtedness and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law.  This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions.  This Agreement has been accepted by Lender in the State of Louisiana.

Assignment of Indebtedness.  Grantor hereby recognizes and agrees that Lender may assign all or any portion of the Indebtedness to one or more third party creditors.  Such transfers may include, but are not limited to, sales of participation interests in the indebtedness.  Grantor specifically agrees and consents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable law.  Grantor additionally agrees that any and all of the Indebtedness in favor of such a third party assignee, for the limited purposes set forth above, will be secured by the Collateral.

Notices.  To give Grantor any notice required under this Agreement, Lender may hand deliver or mail the notice to Grantor at Grantor’s last address in Lender’s records.  If there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors.  To give Lender any  notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or any other address that Lender may have given to Grantor (or any Grantor) by written notice as provided in this section.  All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail as provided herein.

Power of Attorney.  Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties.  Lender may at any time, and without further authorization from Grantor, file a carbon, photographic, facsimile or other reproduction of any financing statement.  Grantor will reimburse Lender for all expenses for the perfection, termination and the continuation of the perfection of Lender’s security interest in the Collateral.

Exemption Waiver.  In granting this Agreement, Grantor waives any and all homestead exemptions and other rights and all other exemptions from seizure or sale with regard to the Collateral to which Grantor may be entitled under the laws of the State of Louisiana.

Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable.  This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

Successors and Assigns Bound; Solidary Liability.  Subject to any limitations set forth herein on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, and their successors and assigns.  In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by any Grantor under this Agreement shall be on a “solidary” or “joint and several” basis.

Survival of Representations and Warranties.  All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall survive the termination of this Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when use in this Agreement.  Unless specifically stated to the contrary, all references to dollar mounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.):

Agreement.  The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Commercial Security Agreement from time to time.

Borrower.  The word “Borrower” means UNITED ESYSTEMS, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral.  The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default.  The word “Default” means the Default set forth in this Agreement in the section titled “Default”.

Encumbrance.  The word “Encumbrance” means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

Environmental Laws.  The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conversation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP.  The word “GAAP” means generally accepted accounting principles.

Grantor.  The word “Grantor” means UNITED ESYSTEMS, INC..

Hazardous Substances.  The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when

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improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness.  The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, in principal, interest, costs, expenses and attorneys’ fees and all other fees and charges together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

Lender.  The word “Lender” Home Bank, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

Note.  The word “Note” means the Note executed by UNITED ESYSTEMS, INC. in the principal amount of $300,000.00 dated November 22, 2011, together with all renewals, extensions, modifications, refinancing, consolidations and substitutions of and for the note or credit agreement.

Property.  The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents.  The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED NOVEMBER 22, 2011.

GRANTOR:

UNITED ESYSTEMS, INC.

By: /s/ WALTER REID GREEN, JR.
WALTER REID GREEN, JR., President of
UNITED ESYSTEMS, INC.